Exhibit 99.1

For Immediate Release Contact: Gary J. Fuges, CFA ValueClick, Inc. 1.818.575.4677
VALUECLICK ANNOUNCES FOURTH QUARTER 2011 RESULTS

Revenue and Profitability Exceed High-End of Guidance Ranges

Westlake Village, CA - February 7, 2012 - ValueClick, Inc. (Nasdaq: VCLK) today reported financial results for the fourth quarter ended December 31, 2011. Revenue, adjusted-EBITDA1 and non-GAAP diluted net income per common share were all above the high-end of their respective guidance ranges.

"We completed a successful 2011 with strong fourth quarter results, including Media segment results that were driven by 20 percent organic growth in our display business, double digit growth in the Affiliate Marketing and Technology segments, and very strong performance by our recent acquisitions," said Jim Zarley, chief executive officer of ValueClick. "We will continue to invest in people and in our data, optimization and traffic platforms to expand our presence in the digital marketing industry, and we remain confident in our ability to generate more than $700 million in revenue in 2012."

Highlights from the fourth quarter of 2011 results include:

•	Revenue of $182.6 million, up 42 percent from the fourth quarter of 2010 (Q4 2010);

•	Adjusted-EBITDA of $62.7 million, up 50 percent from Q4 2010;

•	Adjusted-EBITDA margin of 34.3 percent versus 32.5 percent in Q4 2010;

•	Income from operations of $45.6 million, up 39% from Q4 2010;

•	Non-GAAP net income[2] of $0.47 per diluted share versus $0.31 in Q4 2010; and

•	GAAP net income of $0.35 per diluted share versus $0.26 in Q4 2010.

The consolidated balance sheet as of December 31, 2011 included approximately $117 million in cash and cash equivalents, and $167.5 million in total debt associated with the August 31 acquisition of Dotomi and subsequent share repurchases.

___________________________
1Adjusted-EBITDA is defined as GAAP (Generally Accepted Accounting Principles) net income from continuing operations before interest, income taxes, depreciation, amortization, stock-based compensation expenses, and acquisition-related costs. Please see the attached schedule for a reconciliation of GAAP net income to adjusted-EBITDA, and a discussion of why the Company believes adjusted-EBITDA is a useful financial measure to investors and how Company management uses this financial measure.

2 Non-GAAP net income excludes stock-based compensation and amortization of intangible assets. Please see the attached schedule for a reconciliation of GAAP net income to non-GAAP diluted net income per common share.

Share Repurchase Program Update
During the quarter, the Company repurchased 2.8 million shares of its common stock for a total cost of $44.2 million. During fiscal year 2011, ValueClick repurchased 9.7 million shares of its common stock for a total cost of $145.0 million. Since the Dotomi acquisition announcement on August 1, ValueClick repurchased 7.1 million shares, which largely offsets the shares issued as part of the acquisition.

Today, ValueClick announced that its board of directors has increased the share repurchase program authorization by $59 million, bringing the program's current total authorization to $100 million.

Cost Reclassifications
Beginning with the fourth quarter 2011 results, the Company will make two accounting reclassifications that have no impact on the Company's historical consolidated revenue, operating income, cash flows, net income, net income per diluted common share or adjusted-EBITDA, or on historical revenue or operating income by segment.

First, ValueClick is electing to reclassify certain costs associated with payments to search engines for driving consumer traffic to the Company's owned and operated websites. Historically, these traffic acquisition costs have been classified in operating expenses in the Sales and marketing expense line item. The Company is now classifying these costs in Cost of revenue, which the Company believes will provide increased transparency into the drivers of the Owned & Operated Websites segment.

Second, ValueClick is correcting the accounting classification of the amortization of developed technologies and websites acquired in business combinations by including it in Cost of revenue. Amortization related to developed technologies and websites acquired in business combinations was considered immaterial prior to the Dotomi acquisition and was previously recorded in operating expenses in the Amortization of intangible assets acquired in business combinations line item.

All prior periods presented in the Consolidated Statement of Operations and Segment Operating Results included in this press release are presented using the new classifications. A table with historical trend information is available at http://ir.valueclick.com.

Business Outlook
Today, ValueClick is announcing guidance for the first quarter of 2012:

Guidance
Revenue	$155-$160 million
Adjusted-EBITDA	$46-$48 million
Non-GAAP diluted net income per common share	$0.34-$0.35
Impact of stock-based compensation and amortization of intangibles, net of tax	$(0.12)
GAAP diluted net income per common share	$0.22-$0.23

The consolidated revenue guidance range is based on the following segment-level assumptions for revenue growth rates, expressed as a percentage increase from first quarter 2011 reported revenue levels:

●	Affiliate Marketing:	up low double digits
●	Media:	up over 100 percent on a reported basis, up mid teens excluding the impact of acquisitions
●	Owned & Operated:	down high single digits to low double digits
●	Technology:	up high single digits

First quarter 2012 guidance assumes stock-based compensation of $6.2 million, amortization of intangible assets of $8.8 million (including $2.5 million recorded in Cost of revenue), net interest and other income of zero, a 38 percent effective tax rate, and 82 million diluted shares outstanding.

Conference Call Today at 4:30 p.m. ET
Jim Zarley, chief executive officer, and John Pitstick, chief financial officer, will present an overview of the results and other factors affecting ValueClick's financial performance for the fourth quarter, during a conference call and webcast on February 7 at 4:30 p.m. ET. Investors and analysts may obtain the dial-in information through StreetEvents (www.streetevents.com). The live webcast of the conference call will be available at http://ir.valueclick.com. A replay of the conference call will be available through February 14 at (888) 203-1112 and (719) 457-0820 (pass code: 4205958). An archive of the webcast will also be available through February 14.

About ValueClick
ValueClick, Inc. (Nasdaq: VCLK) is one of the world's largest digital marketing companies. Through a unique combination of data, technology and services, ValueClick increases brand awareness and drives customer acquisition at scale for the world's largest advertisers, and maximizes advertising revenue for tens of thousands of online and mobile publishers. ValueClick's brands include Commission Junction, ValueClick Media, Dotomi, Greystripe, Mediaplex, Smarter.com, CouponMountain.com, Investopedia.com, and PriceRunner. The Company is based in Westlake Village, California, and has offices in major advertising markets worldwide. For more information, please visit www.valueclick.com.

This release contains forward-looking statements that involve risks and uncertainties, including, but not limited to, the risk that market demand for on-line advertising in general, and performance based on-line advertising in particular, will not grow as rapidly as predicted, the risk that legislation and governmental regulation could negatively impact the Company's performance, the effects of recent acquisitions on ValueClick's financial results, the potential inability to successfully operate or integrate Dotomi's business, including the potential inability to retain customers, key employees or vendors. Actual results may differ materially from the results predicted, and reported results should not be considered an indication of future performance. Important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements are detailed under “Risk Factors” and elsewhere in filings with the Securities and Exchange Commission made from time to time by ValueClick, including, but not limited to: its annual report on Form 10-K filed on February 28, 2011; recent quarterly reports on Form 10-Q; and other current reports on Form 8-K.

The Business Outlook contained in this release is based on current expectations. These statements are forward-looking, and actual results may differ materially. These statements do not include the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this release. Actual stock-based compensation may differ from these estimates based on the timing and amount of stock awards granted, the assumptions used in stock award valuation and other factors. Actual income tax expense may differ from these estimates based on tax planning, changes in tax accounting rules and laws, and other factors.

ValueClick undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

###

VALUECLICK, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	December 31,	December 31,
	2011	2010
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$116,676	$194,317
Marketable securities	—	3,000
Accounts receivable, net	129,076	86,738
Other current assets	25,181	18,470
Total current assets	270,933	302,525

Note receivable, less current portion	29,700	31,267
Property and equipment, net	19,952	12,414
Goodwill	437,033	183,218
Intangible assets, net	114,007	33,525
Other assets	9,086	50,618
TOTAL ASSETS	$880,711	$613,567

LIABILITIES AND STOCKHOLDERS' EQUITY
Borrowings under credit facility, current	$10,000	$—
Other current liabilities	125,616	103,258
Borrowings under credit facility, less current portion	157,500	—
Other non-current liabilities	24,202	37,668
Total liabilities	317,318	140,926
Total stockholders' equity	563,393	472,641
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$880,711	$613,567

VALUECLICK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three-month Period
	Ended December 31,
	2011	2010
	(Unaudited)
Revenue	$182,594	$128,747
Cost of revenue (Note 1)	74,128	56,907
Gross profit	108,466	71,840
Operating expenses:
Sales and marketing (Note 2)	22,275	12,047
General and administrative (Note 2)	18,678	14,019
Technology (Note 2)	15,608	9,924
Amortization of intangible assets acquired in business combinations	6,327	3,153
Total operating expenses	62,888	39,143
Income from operations	45,578	32,697
Interest and other income, net	1,434	1,891
Income before income taxes	47,012	34,588
Income tax expense	17,635	13,526
Net income	$29,377	$21,062

Basic net income per common share	$0.36	$0.26
Diluted net income per common share	$0.35	$0.26
Weighted-average shares used to compute basic net income per common share	81,505	80,817
Weighted-average shares used to compute diluted net income per common share	82,963	81,837

Note 1 - Includes amortization of intangible assets acquired in business combinations of $2.5 million and $2.2 million for the three-month periods ended December 31, 2011 and 2010, respectively.

Note 2 - Includes stock-based compensation as follows:
	Three-month Period
	Ended December 31,
	2011	2010
	(Unaudited)
Sales and marketing	$1,675	$363
General and administrative	2,663	1,457
Technology	1,438	286
Total stock-based compensation	$5,776	$2,106

VALUECLICK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Year Ended December 31,
	2011	2010
	(Unaudited)
Revenue	$560,155	$430,798
Cost of revenue (1)	242,249	190,856
Gross profit	317,906	239,942
Operating expenses:
Sales and marketing (Note 2)	65,996	45,750
General and administrative (Note 2)	59,906	53,536
Technology (Note 2)	49,276	35,047
Amortization of intangible assets acquired in business combinations	16,646	13,089
Total operating expenses	191,824	147,422
Income from operations	126,082	92,520
Interest and other income, net	4,666	2,204
Income before income taxes	130,748	94,724
Income tax expense	29,618	14,120
Income from continuing operations	101,130	80,604
Loss from discontinued operations, net of tax	—	(134)
Gain on sale, net of tax	—	10,040
Net income	$101,130	$90,510

Basic income from continuing operations per common share	$1.26	$0.99
Diluted income from continuing operations per common share	$1.24	$0.98
Basic net income per common share	$1.26	$1.11
Diluted net income per common share	$1.24	$1.10
Weighted-average shares used to compute basic net income per common share	80,323	81,615
Weighted-average shares used to compute diluted net income per common share	81,489	82,334

Note 1 - Includes amortization of intangible assets acquired in business combinations of $9.6 million and $7.5 million for the years ended December 31, 2011 and 2010, respectively.

Note 2 - Includes stock-based compensation as follows:
	Year Ended December 31,
	2011	2010
	(Unaudited)
Sales and marketing	$3,320	$1,280
General and administrative	7,829	5,815
Technology	2,873	849
Total stock-based compensation	$14,022	$7,944

VALUECLICK, INC.
RECONCILIATION OF INCOME FROM CONTINUING OPERATIONS
TO ADJUSTED-EBITDA (Note 1)
(In thousands)

	Three-month Period
	Ended December 31,
	2011	2010
	(Unaudited)
Net income	$29,377	$21,062
Interest and other income, net	(1,434)	(1,891)
Provision for income tax	17,635	13,526
Amortization of acquired intangible assets included in cost of revenue	2,498	2,180
Amortization of acquired intangible assets included in operating expenses	6,327	3,153
Depreciation and leasehold amortization	2,476	1,742
Stock-based compensation	5,776	2,106
Acquisition-related costs	—	—
Adjusted-EBITDA	$62,655	$41,878

	Year Ended December 31,
	2011	2010
	(Unaudited)
Income from continuing operations	$101,130	$80,604
Interest and other income, net	(4,666)	(2,204)
Provision for income tax	29,618	14,120
Amortization of acquired intangible assets included in cost of revenue	9,633	7,522
Amortization of acquired intangible assets included in operating expenses	16,646	13,089
Depreciation and leasehold amortization	8,028	6,620
Stock-based compensation	14,022	7,944
Acquisition-related costs	412	—
Adjusted-EBITDA	$174,823	$127,695

Note 1 - “Adjusted-EBITDA” (GAAP income from continuing operations before interest, income taxes, depreciation, amortization, stock-based compensation expenses, and acquisition-related costs) included in this press release is a non-GAAP financial measure.

Adjusted-EBITDA, as defined above, may not be similar to adjusted-EBITDA measures used by other companies and is not a measurement under GAAP. Management believes that adjusted-EBITDA provides useful information to investors about the Company's performance because it eliminates the effects of period-to-period changes in income from interest on the Company's cash and marketable securities, note receivable and borrowings, and the costs associated with income tax expense, capital investments, and stock-based compensation which are not directly attributable to the underlying performance of the Company's business operations. Management uses adjusted-EBITDA in evaluating the overall performance of the Company's business operations.

Though management finds adjusted-EBITDA useful for evaluating aspects of the Company's business, its reliance on this measure is limited because excluded items often have a material effect on the Company's earnings and earnings per common share calculated in accordance with GAAP. Therefore, management uses adjusted-EBITDA in conjunction with GAAP earnings and earnings per common share measures. The Company believes that adjusted-EBITDA provides investors with an additional tool for evaluating the Company's core performance, which management uses in its own evaluation of overall performance, and a baseline for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company's financial results.

VALUECLICK, INC.
RECONCILIATION OF GAAP INCOME FROM CONTINUING OPERATIONS TO
NON-GAAP DILUTED NET INCOME PER COMMON SHARE (Note 1)
(In thousands)

	Three-month Period
	Ended December 31,
	2011	2010
	(Unaudited)
Net income	$29,377	$21,062
Stock-based compensation	5,776	2,106
Amortization of acquired intangible assets included in cost of revenue	2,498	2,180
Amortization of acquired intangible assets included in operating expenses	6,327	3,153
Tax impact of above items	(4,693)	(2,956)
Non-GAAP net income	$39,285	$25,545
Non-GAAP diluted net income per common share	$0.47	$0.31
Weighted-average shares used to compute non-GAAP diluted net income per common share	82,963	81,837

	Year Ended December 31,
	2011	2010
	(Unaudited)
Income from continuing operations	$101,130	$80,604
Stock-based compensation	14,022	7,944
Amortization of acquired intangible assets included in cost of revenue	9,633	7,522
Amortization of acquired intangible assets included in operating expenses	16,646	13,089
Tax impact of above items	(14,377)	(11,220)
Non-GAAP net income	$127,054	$97,939
Non-GAAP diluted net income per common share	$1.56	$1.19
Weighted-average shares used to compute non-GAAP diluted net income per common share	81,489	82,334

Note 1 - “Non-GAAP diluted net income per common share” (GAAP diluted income from continuing operations per common share before the impact of stock-based compensation and amortization of intangibles) included in this press release is a non-GAAP financial measure.

Non-GAAP diluted net income per common share, as defined above, may not be similar to non-GAAP diluted net income per common share measures used by other companies and is not a measurement under GAAP. Management believes that non-GAAP diluted net income per common share provides useful information to investors about the Company's performance because it eliminates the effects of items which are not directly attributable to the underlying performance of the Company's business operations. Management uses non-GAAP diluted net income per common share in evaluating the overall performance of the Company's business operations.

Though management finds non-GAAP diluted net income per common share useful for evaluating aspects of the Company's business, its reliance on this measure is limited because excluded items often have a material effect on the Company's earnings and earnings per common share calculated in accordance with GAAP. Therefore, management uses non-GAAP diluted net income per common share in conjunction with GAAP earnings and earnings per common share measures. The Company believes that non-GAAP diluted net income per common share provides investors with an additional tool for evaluating the Company's core performance, which management uses in its own evaluation of overall performance, and a baseline for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company's financial results.

VALUECLICK, INC.
SEGMENT OPERATING RESULTS
(In thousands)

	Three-month Period		Year Ended
	Ended December 31,		December 31,
	2011	2010	2011	2010
	(Unaudited)		(Unaudited)
Affiliate Marketing:
Revenue	$39,794	$36,188	$139,409	$124,126
Cost of revenue	4,227	4,667	17,125	17,215
Gross profit	35,567	31,521	122,284	106,911
Operating expenses	9,407	9,832	37,711	37,359
Segment income from operations	$26,160	$21,689	$84,573	$69,552
Media:
Revenue	$92,672	$41,726	$224,574	$137,487
Cost of revenue	41,216	23,102	110,115	74,102
Gross profit	51,456	18,624	114,459	63,385
Operating expenses	24,150	8,056	59,439	29,760
Segment income from operations	$27,306	$10,568	$55,020	$33,625
Owned & Operated Websites:
Revenue	$40,860	$42,749	$159,821	$138,545
Cost of revenue	25,209	26,389	101,964	89,639
Gross profit	15,651	16,360	57,857	48,906
Operating expenses	6,007	5,924	24,093	20,943
Segment income from operations	$9,644	$10,436	$33,764	$27,963
Technology:
Revenue	$9,459	$8,484	$37,031	$31,889
Cost of revenue	1,112	908	3,917	3,359
Gross profit	8,347	7,576	33,114	28,530
Operating expenses	3,692	3,029	13,557	11,932
Segment income from operations	$4,655	$4,547	$19,557	$16,598
Reconciliation of segment income from operations to consolidated income from operations:
Total segment income from operations	$67,765	$47,240	$192,914	$147,738
Corporate expenses	(7,586)	(7,104)	(26,531)	(26,663)
Stock-based compensation	(5,776)	(2,106)	(14,022)	(7,944)
Amortization of acquired intangible assets included in consolidated cost of revenue	(2,498)	(2,180)	(9,633)	(7,522)
Amortization of acquired intangible assets included in consolidated operating expense	(6,327)	(3,153)	(16,646)	(13,089)
Consolidated income from operations	$45,578	$32,697	$126,082	$92,520
Reconciliation of segment revenue to consolidated revenue:
Affiliate Marketing	$39,794	$36,188	$139,409	$124,126
Media	92,672	41,726	224,574	137,487
Owned & Operated Websites	40,860	42,749	159,821	138,545
Technology	9,459	8,484	37,031	31,889
Inter-segment eliminations	(191)	(400)	(680)	(1,249)
Consolidated revenue	$182,594	$128,747	$560,155	$430,798